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                                                                      Exhibit 22

                       SUBSIDIARIES OF THE REGISTRANT


Helmerich & Payne, Inc.

Subsidiaries of Helmerich & Payne, Inc.

         Helmerich & Payne Properties, Inc. (Incorporated in Oklahoma)
         Utica Square Shopping Center, Inc. (Incorporated in Oklahoma)
         The Hardware Store of Utica Square, Inc. (Incorporated in Oklahoma) The Space Center, Inc. (Incorporated in Oklahoma)
         H&P DISC, Inc. (Incorporated in Oklahoma)
         Helmerich & Payne Coal Co. (Incorporated in Oklahoma)
         Natural Gas Odorizing, Inc. (Incorporated in Oklahoma)
         Helmerich & Payne Energy Services, Inc. (Incorporated in Oklahoma) Helmerich & Payne International Drilling Co. (Incorporated in
                 Delaware)

         Subsidiaries of Helmerich & Payne International Drilling Co.

                 Helmerich & Payne (Africa) Drilling Co. (Incorporated
                          in Cayman Islands, British West Indies)
                 Helmerich & Payne (Colombia) Drilling Co. (Incorporated
                          in Oklahoma)
                 Helmerich & Payne (Gabon) Drilling Co. (Incorporated in
                          Cayman Islands, British West Indies)
                 Helmerich & Payne (Guatemala) Drilling Co. (Incorporated
                          in Oklahoma)
                 Helmerich & Payne (Peru) Drilling Co. (Incorporated in
                          Oklahoma)
                 Helmerich & Payne (Australia) Drilling Co. (Incorporated
                          in Oklahoma)
                 Helmerich & Payne del Ecuador, Inc. (Incorporated in
                          Oklahoma)
                 Helmerich & Payne de Venezuela, C.A. (Incorporated in
                          Venezuela)
                 Helmerich & Payne, C.A. (Incorporated in Venezuela) Helmerich & Payne Rasco, Inc. (Incorporated in Oklahoma)
                 H&P Finco (Incorporated in Cayman Islands, British
                          West Indies)
                 H&P Invest Ltd. (Incorporated in Cayman Islands), British
                          West Indies, doing business as H&P (Yemen) Drilling
                          Co.

                 Subsidiary of H&P Invest Ltd.

                          Turrum Pty. Ltd. (Incorporated in Papua, New Guinea)